Exhibit 99.1

Deloitte Touche Tohmatsu
ABN 74 490 121 060
Grosvenor Place
225 George Street
Sydney, NSW, 2000
Australia

Phone: +61 2 9322 7000
www.deloitte.com.au

The Directors

RESIMAC Limited

Level 9, 45 Clarence Street

SYDNEY NSW 2000

16 September 2020

Dear Directors,

Report of Factual Findings

We have performed the procedures agreed with RESIMAC Limited (the “Issuer” and “you”), to report factual findings for the purpose of assisting you and National Australia Bank Limited, nabSecurities, LLC, Deutsche Bank AG, Sydney Branch, J.P. Morgan Securities LLC, J.P. Morgan Securities Australia Limited, MUFG Securities EMEA plc and MUFG Securities Americas Inc. (together, the “Underwriters”) in assessing, in combination with other information obtained by you and the Underwriters, the proposed securitisation transaction of a pool of residential mortgage loans and your evaluation of the Loan File Data Information (the “Purpose”) pertaining to RESIMAC Triomphe Trust in respect of RESIMAC Premier Series 2020 -1 (the “Transaction”). The procedures performed are detailed in the terms of the engagement dated on or about 16 September 2020 (“the Engagement Letter”) and set forth in the attached schedules with respect to the Transaction. Terms in this report have the same definition as in the Engagement Letter.

Issuer Responsibility for the Procedures Agreed

The Issuer is responsible for the adequacy or otherwise of the procedures agreed to be performed by us. You are responsible for determining whether the factual findings provided by us, in combination with any other information obtained, provide a reasonable basis for any conclusions which you wish to draw on the subject matter.

Our Responsibility

Our responsibility is to report factual findings obtained from conducting the procedures agreed. We conducted the engagement in accordance with Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagements to Report Factual Findings (“ASRS 4400”). An agreed-upon procedures engagement is not an assurance engagement.

We have complied with ethical requirements equivalent to those applicable to Other Assurance Engagements, including independence.

The agreed-upon procedures do not constitute either a reasonable assurance (audit) or limited assurance (review) engagement in accordance with the Auditing and Assurance Standards Board (AUASB) standards, and as such, we do not express any conclusion and provide no assurance on the Transaction. Had we performed additional procedures or had we performed a reasonable or limited assurance engagement in accordance with AUASB standards, other matters might have come to our attention that would have been reported to you and the Underwriters.

Deloitte refers to one or more of Deloitte Touche Tohmatsu Limited (“DTTL”), its global network of member firms, and their related entities. DTTL (also referred to as “Deloitte Global”) and each of its member firms and their affiliated entities are legally separate and independent entities. DTTL does not provide services to clients. Please see www.deloitte.com/about to learn more.

Liability limited by a scheme approved under Professional Standards Legislation.

Member of Deloitte Asia Pacific Limited and the Deloitte Network.

© 2020 Deloitte Touche Tohmatsu

Factual Findings

The procedures were performed solely for the Purpose as specified above. The procedures performed and the factual findings obtained are set out in Appendix A of this report.

Restriction on Distribution and Use of the Report

Except as outlined in the Engagement Letter, this report is intended solely for the use of the Issuer and the Underwriters for the purpose set out above. As the intended user of our report, it is for you to assess both the procedures and our factual findings to determine whether they provide, in combination with any other information obtained, a reasonable basis for any conclusions which you wish to draw on the subject matter. As required by ASRS 4400, distribution of this report is restricted to those parties that have agreed the procedures to be performed with us and have been identified in the terms of the engagement (since others, unaware of the reasons for the procedures, may misinterpret the results). This report is disclosed to the Underwriters upon execution of the Underwriter Agreement with us as separately agreed between us and the Underwriters.

Access to our report will be restricted to the Issuer and the Underwriters, and all other parties will be excluded from using the Report, unless you are required to furnish or post our Report in connection with Rules 15Ga-2 and 17g-10 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”). Accordingly, we expressly disclaim and do not accept any responsibility or liability to any other parties for any consequences of use of this report. None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognised statistical rating organisation.

We understand that you may be asked by the Reserve Bank of Australia (“RBA”) to provide details of any external due diligence performed on the pool to indicate that such details have been verified and are correct. The wording that we consent to you using in your response to such a request, and to which you hereby agree to use, is as follows: “RESIMAC Limited engaged an independent third party to perform certain agreed-upon procedures under the Australian Auditing Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagement to Report Factual Findings (“AUPs”). The procedures included comparing certain information on the loan documentation to the information in the loan data file and the information in the loan system. Resimac Limited received and reviewed the report of factual findings in relation to the AUPs as part of our overall evaluation of the accuracy of stated details regarding the loans in the pool.”

Please contact us if you wish to propose any changes to this wording.

Except to the extent provided in any reliance letter, we note that clause 9 of our Standard Terms governs the use and non-disclosure of our work.

Yours Faithfully

DELOITTE TOUCHE TOHMATSU

Heather Baister

Partner

Chartered Accountants

Sydney, 16 September 2020

Appendix A – Factual Findings

The procedures we performed were divided into five parts, A to E.

For parts A to E, we have performed certain procedures in respect of a sample of the loans selected from an electronic data files provided by you, being the pool cut dated 4 December 2019 and provided by the Issuer on 12 December 2019 and the pool cut dated 5 August 2020, provided by the Issuer on 18 August 2020 (“the Pool”).

The procedures have been performed using scanned versions, photocopies or facsimiles of the relevant documents. We have not attempted to verify the authenticity of these documents.

At your request, the sample size has been determined using the binomial probability distribution based on the following parameters that you have provided to us: To provide 95% confidence for each attribute tested that the upper error limit in the population does not exceed 5% with 5 planned errors, the selected sample is 208 loans. As agreed with you we randomly selected 92 loans from 4 December 2019 pool cut and 117 loans from 5 August 2020 pool cut.

Part A – Loan testing

For each loan file in the sample listed in Appendix B we agreed the following electronic data fields in the Pool to the documentation described below in the loan files:

Procedure Performed	Factual Finding
A1. Loan purpose, as per the “LOAN PURPOSE” field, to the loan application or confirmation of approval;	No exceptions noted

A2. Settlement date, as per the “SETLEMENT DATE” field, to the date of the compliance certificate;	No exceptions noted

A3. Original loan amount, as per the “LOAN AMOUNT” field, to the loan agreement and any loan variation agreements.	No exceptions noted
A differences threshold of <$5,000 determined by the Issuer is allowable as a non-exception between the Pool and loan variation agreements as the amount noted therein is an estimate at the date of issuance.

A4. Interest only period, as per the “END DATE FOR INTEREST ONLY” field to the loan agreement or letter of variation.	No exceptions noted

A5. Maturity date, as per the “MATURITY DATE” field, as being the settlement date plus the term in the loan agreement.	No exceptions noted

A6. Postcode of each of the security properties, as per the “1ST SECURITY POSTCODE”, “2ND SECURITY POSTCODE”, “3RD SECURITY POSTCODE”, “4TH SECURITY POSTCODE”, “5TH SECURITY POSTCODE”, “6TH SECURITY POSTCODE”, to the relevant valuation reports.	No exceptions noted

A7. Valuation of each of the security properties, as per the “1ST SECURITY VALUATION”, “2ND SECURITY VALUATION”, “3RD SECURITY VALUATION”, “4TH SECURITY VALUATION”, “5TH SECURITY	One (1) exception noted:

VALUATION”, “6TH SECURITY VALUATION” to the relevant valuation reports.		Loan ID	As per Pool	As per valuation
report
		526-81	$402,000	$412,000
A8. Security type of each security property as per the “1ST SECURITY TYPE”, “2ND SECURITY TYPE”, “3RD SECURITY TYPE”, “4TH SECURITY TYPE”, “5TH SECURITY TYPE”, “6TH SECURITY TYPE” to the relevant valuation reports based on the following classifications:		Three (3) exceptions noted:

		Loan ID	As per Pool	As per valuation
report
i)	Freestanding, Residential and Semi-Detached property types are classified as a ‘House’ or ‘Dwelling’ security type;	8117-9089	Freestanding	Unit
ii)	Units and Villas are classified as a ‘Unit’ security type;	8117-4603	Freestanding	Unit
iii)	Townhouses are classified as either a ‘Unit’ or ‘House’ security type;	3117-7248	Freestanding	Unit
iv)	Detached Units are classified as a ‘House’.

A9. Regulated by UCCC/ NCC as per the “REGULATED (Y/N)” to the Confirmation of Approval;		No exceptions noted

A10. Borrower employment status as per the “EMPLOYMENT SERVICEABILITY TYPE” to the Loan Application for all loans settled after 31 July 2011. If more than one applicant is included to the loan application, match the borrower employment status as per Pool to any of the applicants’ employment status as per loan application.		No exceptions noted

A11. Non-resident status as per “NON-RESIDENT” field in the Pool to the address as per Loan Application outside of Australia or borrower’s passport country of issuance other than Australia.		One (1) exception noted:

		Loan	As per Pool	As per loan
		ID		application
		3247- 1	N1	Non-Resident
A12. Mortgage insurer, where applicable[2], as per the “MORTGAGE INSURER” field, to the mortgage insurance certificate.		No exceptions noted

[1]	Not a Non-Resident
[2]	“NR” in the Pool indicates mortgage insurance is not applicable

Part B – Eligibility criteria testing

For each loan in the sample we performed the following procedures:

Procedure Performed	Factual Finding
B1. Current LVR as per the Pool is not more than 95%	No exceptions noted

B2. The Mortgage Insurance Policy, where applicable, in respect of the selected loan:

i) expires on a date not before the maturity date of the loan (“MATDAT” in the Pool);

ii) covers the original amount of the loan (“LNAMT” in the Pool); and

iii) the mortgage insurance document is contained in the security packet.

One (1) exception noted. For loan ID 3117-4697 the insured amount of $621,000 did not fully cover the original loan amount of $637,851.

B3. Solicitors Compliance Certificate and, where applicable, Title Insurance Settlement Confirmation in respect of the selected loan is included in the security source documents or located on the Image Management system at RESIMAC.

No exceptions noted
B4. The Solicitor’s Certification states compliance of the loan transaction with the Solicitors’ master opinion or that the matter is in order for settlement.	No exceptions noted
B5. Days in arrears as per the “NO OF DAYS IN ARREARS” per the Pool agrees to the arrears’ reconciliation section on the MTS portal as at the date of the Pool.	No exceptions noted
B6. Current Balance as per “LOAN BALANCE” per the Pool agrees to the loan balance portal in MTS.	No exceptions noted
B7. For loans with a settlement date after 31 July 2011 as per Pool, checked that the NSR calculation result as per “NSR” per the Pool is greater than or equal to 1.	No exceptions noted

B8. Recalculated the original LVR by dividing Original Balance by the lower of Valuation and Purchase Price (all as stated in the Pool) and agreed the recalculated Original LVR to the Original LVR noted in the Pool.

Differences of 0.01% have not been reported as exceptions.

No exceptions noted
B9. Checked that the verification of the borrower by means of photographic ID has been recorded as completed by means of authorisation or signature in the loan file.	No exceptions noted
B10. Checked that the ID requirements have been recorded on the loan file as verified, including via GreenID verification.	No exceptions noted
B11. Checked that the residential address of the borrower has been recorded on the loan file.	No exceptions noted
B12. Checked that the underlying loan contract is signed by the borrower and is on the loan file.	One (1) exception noted. For loan ID 3013-14869 we were not able to sight the signed loan contract in the loan file.

B13. Checked that the Veda report is on the loan file.	One (1) exception noted. For loan ID 8000-10470 we were not able to sight the VEDA report in the loan file.

B14. Checked that for loans evidenced in the Pool with a “PRODUCT CATEGORY” of “Prime”, “Horizon”, “Intro Rate”, “Prime Full Doc Construction” and a “LOAN PURPOSE” of “Purchase”, 5% savings availability has been verified as per documented loan notes in Resimac underwriting system:

i) In the case of loans settled after 1 January 2011 to 1 February 2017, if the Original LVR excluding the capitalisation fee of the loan is > 85%; and

ii) In the case of loans settled after 1 February 2017 to date, if the Original LVR excluding the capitalisation fee of the loan is > 90%.

No exceptions noted
B15. Checked that for loans evidenced in the Pool with a “PRODUCT CATEGORY” of “Prime” and uninsured as per Pool with a “LOAN PURPOSE” of “Purchase”, 5% savings availability has been verified as per documented loan notes in Resimac underwriting system in the case of loans settled after 1 January 2011 up to 1 September 2013.	No exceptions noted
B16. If the borrower is self-employed as per the field Employment Serviceability Type in the Pool, verified borrower’s ABN or the ABN of the associated entity directly linked to the borrower as per the loan application through ASIC Register website search. The procedure is not applicable for loans settled prior to 31 July 2011.	No exceptions noted

Part C - Valuation Procedures (applicable for loans settled after 1 June 2013)

For each of the relevant loans selected, we obtained the loan documentation and checked the following:

Procedure Performed		Factual Finding

C1. Checked that the valuation is not more than 3 months old at the date of settlement of the loan. Loan samples with a valuation report date greater than 3 months prior to settlement, for which necessary approval has been obtained from the Resimac Credit Department, are not reported as exceptions.

Three (3) exceptions noted:
		Loan	As per	As per
		ID	Valuation	Settlement
Report
		9594-22	05/02/2018	10/05/2018
		3013-11519	09/09/2019	16/12/2019
		3013-14280	23/03/2020	30/06/2020
C2. Confirmed that the valuation has been provided in a standard API format which included the following:

i)	Market value ‘as is’;	No exceptions noted.
ii)	Rental Value;
iii)	Replacement Insurance Value;
iv)	Evidence of 3 recent sales.

The procedure has not been performed for desktop valuations.

Part D - Income Verification Procedures

Procedures have not been performed on loans with a settlement date prior to 31 July 2011.

Procedure Performed		Factual Finding

D1. For any sample asset designated as PAYG per the field Employment Serviceability Type in the Pool with a settlement date on or after 30 September 2012, checked that the following income evidence can be sighted on the MTS Portal:		No exceptions noted

a.	Two of the three most recent payslips, or
b.	Three months statements from a financial institution showing regular salary credits;
c.	If none of the above documents are available, the following must be obtained for each applicant:
i) One payslip; and
ii) The latest PAYG Payment Summary (Group Certificate) or Tax Assessment Notice

D2. For any sample asset designated as PAYG per the field Employment Serviceability Type in the Pool with a settlement date prior to 30 September 2012, checked that the following income evidence can be sighted on the MTS Portal:		No exceptions noted

a.	Two of the three most recent payslips, or
b.	A letter from the employer on official letter head (PO Box and mobile contact numbers are unacceptable), signed and dated confirming employment status, position, base salary or total salary package and breakdown, commencement date or length of employment; and
c.	The latest PAYG Payment Summary (Group Certificate) or Tax Assessment Notice

D3. For any sample asset designated as Self Employed / or designated as CO (Company or Trust Borrower) (blank ones) as per the field Employment Serviceability Type in the Pool, checked that the following income evidence can be sighted on the MTS Portal:

No exceptions noted
a.	Most recent Tax Assessment Notice; and
b.	Financial statements for 2 years; and
c.	Previous 2 years tax returns.

D4. Where an applicant has rental-based income noted on MTS Portal checked that one of the following income evidence can be sighted on the MTS Portal MTS Portal:		No exceptions noted

a.	Rental opinion from a real estate agent in the form of a letter for new purchases; or
b.	Rental statement from the managing agent; or

c.	Copy of current lease or tenancy agreement for properties already tenanted with bank statements confirming rental deposits for private agreements; or
d.	A taxation return showing declared income; or
e.	Rental opinion from a RESIMAC approved Panel Valuer in the form of a valuation addressed to RESIMAC Limited; or
f.	If the property is vacant, RESIMAC will rely on the lower of an agent’s market appraisal or rental amount as per the valuation report.

D5. Where an applicant has a Court Order mandating that the applicant receive maintenance payments as noted in MTS Portal, checked that the following income evidence can be sighted on the MTS Portal:		No exceptions noted

a.	Proof of receipt of maintenance for a continuous period of at least 3 months by way of bank statements or a child support agency statement; or
b.	Child Support Agency letter to confirm the maintenance agreement.

D6. Where an applicant has a Centrelink Pension as noted on MTS Portal, checked that the evidence of a letter from Centrelink verifying pension details can be sighted on the MTS Portal.		No exceptions noted

PART E – Serviceability Calculation Procedures

For each sample asset, an Excel spreadsheet version of the serviceability calculator has been generated from the Resimac Underwriting System (RUS).

For each loan in the sample we checked that evidence can be sighted on the MTS Portal for the following inputs used in the serviceability calculator3.

Procedures have not been performed on loans with a settlement date prior to 31 July 2011.

Procedure Performed			Factual Finding

E1. Income:			Two (2) exceptions noted.

a.	“Base Income”;		For loan ID 831-170, 80% of total rent p.a. per the serviceability calculator stated $18,845 whereas we were able to sight evidence for $17,680.
b.	“80% of Total Rent p.a.”;
c.	“Total allowable Supplementary Income”; and
d.	“Business Net Profit Before Tax”
For loan ID 9594-22, we have not been able to sight evidence for total allowable supplementary income in amount of $50,000 as per serviceability calculator.
E2. Expenses:			No exceptions noted

	-	“Monthly Living Expenses”

E3. Financial liabilities:			One (1) exception noted.

	-	Sum of “Other mortgages – owner occupied limit / balance” and “Other mortgages – investment limit / balance”;	For loan ID 9594-22 the serviceability calculator stated a credit card limit of $10,003, whereas we sighted evidence for credit card limit of $44,000.
	-	Sum of “Other mortgages – owner occupied repayment” and “Other mortgages – investment repayment”[4];
	-	“Personal loans repayment”;
	-	“Credit cards limit balance”[5]; and
	-	“Rent expense / Business Loans / Child Support / Other / Notional Rent repayment”

Inputs with nil values in the serviceability calculator have not been tested.

[3]	Differences of less than $10 or 5% of the amounts in the calculator (whichever amount is greater) will not be reported as exceptions. In addition, positive differences to serviceability calculator inputs for income categories (i.e. where evidence sighted indicates higher borrower income compared to the serviceability calculator input) and negative differences to serviceability calculator inputs for expenses (i.e. where evidence sighted indicates lower borrower expenses compared to the serviceability calculator input) will not be reported as exceptions.
[4]	If the Assessed Repayment amount as noted in column I of the serviceability calculator is higher than the repayment input in the calculator, input in the calculator has not been tested. We have been advised by Resimac that the assessed repayment amount is a stressed assessment and if higher than the repayment input, they do not rely on the input but on the assessed repayment. We have not performed further procedures to verify this statement nor those amounts.
[5]	Where reduction of credit cards limit balance is a condition precedent to settlement of the loan, we have sighted the satisfaction of condition precedent as documented in Resimac Underwriting System.

Appendix B – List of Sample Assets Loan Numbers Selected from the Pool

Sample #	Unique ID	Sample #	Unique ID	Sample #	Unique ID
1	8117-7058	41	3117-4706	81	8117-4602
2	496-408	42	3013-14280	82	8117-8390
3	8117-5216	43	8117-6203	83	3117-655
4	8117-10107	44	9263-9	84	8117-8911
5	3117-4573	45	8117-6199	85	8117-10940
6	8117-6602	46	8117-7831	86	2737-304
7	8117-6198	47	3013-14778 O	87	8117-9643
8	552-102	48	3013-13097	88	3013-11866
9	3013-14869	49	3013-15149	89	8117-4461
10	9594-22	50	3835-21	90	8117-2141
11	3117-3936	51	5688-15	91	8117-8198
12	8117-7503	52	8117-4734	92	3013-11627
13	4434-66	53	8117-7122	93	9164-9
14	3504-70	54	8117-3446	94	8117-7270
15	3013-15187	55	3013-12293	95	1351-60
16	560-23	56	3013-11519	96	3013-13346
17	6807-134	57	1399-697	97	3013-14169
18	8117-10380	58	8117-7387	98	8117-9089
19	3013-9184	59	3013-11189	99	8117-1459
20	3013-12977	60	5570-39	100	8117-8864
21	3013-13950	61	1888-32	101	8117-8175
22	3013-15350	62	8117-9418	102	8117-7546
23	8117-6588	63	3250-25079	103	8117-9437
24	8117-2894	64	6830-63	104	8117-8442
25	3013-12377	65	8117-5216 O	105	4587-26
26	3013-14778	66	8117-3669	106	831-170
27	8117-5127	67	3013-10854	107	8117-2719
28	8117-5800	68	8117-5901	108	526-81
29	10022-1	69	8117-7051	109	1204-18
30	3013-12709	70	8117-10909	110	8117-5127 O
31	8117-8587	71	3013-12393	111	3117-682
32	8117-7269	72	3013-78253	112	3760-413
33	8117-7553	73	3117-4697	113	5605-40
34	8117-6824	74	8117-8198 O	114	8117-10714
35	8117-9790	75	3013-12171	115	3013-11975
36	375-32	76	3013-11983	116	8117-7413
37	9484-69	77	3013-15350 O	117	8117-9672
38	3117-2091	78	572-51	118	2790-1026
39	3013-10869	79	3760-578	119	3013-74836
40	3013-12576	80	3013-12749	120	3013-1422

Sample #	Unique ID	Sample #	Unique ID	Sample #	Unique ID
121	8117-1959	161	8117-3496	201	3504-67
122	3013-1422 O	162	8117-3484	202	8117-6569
123	8117-2713	163	1399-881	203	8117-2692
124	3117-5025	164	3013-11326	204	8117-2697
125	8117-911	165	3117-5320	205	8117-4759
126	5980-708	166	4979-2	206	3117-6391
127	8117-5966	167	8117-1891	207	5980-717
128	3013-10567	168	4890-3	208	3013-7521
129	3365-406	169	8117-2317
130	3013-8969	170	8117-2369
131	8117-3661	171	8117-3072
132	8117-4394	172	496-358
133	3247-1	173	578-34
134	8117-1813	174	8117-185
135	8117-1272	175	3298-57
136	2587-68	176	8117-3109
137	552-103	177	8117-4775
138	8117-2043	178	1650-1
139	1640-1	179	3383-14
140	8117-657	180	8117-3532
141	8117-4873	181	9148-8
142	5058-24	182	4828-6
143	9187-14	183	8117-975
144	496-354	184	3117-6507
145	8117-2545	185	2650-70316
146	8117-3487	186	2728-9479
147	8117-4603	187	8117-1993
148	375-36	188	2260-129
149	3013-8994	189	8117-2791
150	8117-2538	190	8117-5288
151	3117-7248	191	3013-7761
152	8117-1112	192	2306-2
153	4559-13	193	3013-10714
154	8117-3693	194	5980-26973
155	3365-233	195	4235-50
156	8117-2509	196	8117-3308
157	1399-1077	197	8000-10470
158	8117-1065	198	8117-3207
159	3117-7825	199	8117-5357
160	8117-2689	200	375-22